UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 20, 2011

DEALERTRACK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 516-734-3600

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement
Item 8.01 Other Information
Item 9.01. Financial Statements and Exhibits

EXHIBIT INDEX
EX-10.1: CREDIT AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01          Entry Into a Material Definitive Agreement.

On April 20, 2011, DealerTrack Holdings, Inc. (the "Company") entered into a credit agreement (the "Credit Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, the several lenders from time to time party thereto and Keybank National Association as Syndication Agent. The Credit Agreement provides for a $125 million secured revolving credit facility (the "Credit Facility") (including a $25 million Canadian sublimit), which will mature on April 20, 2015.  Up to $10 million of the Credit Facility may be drawn in the form of letters of credit and up to $10 million of the Credit Facility may be drawn as “swingline” loans.

Under the terms of the Credit Agreement, the Company may obtain up to an additional $100 million of incremental term loans or incremental revolving commitments from existing or new lenders subject to certain conditions.

The Credit Facility will be used for general corporate purposes including capital expenditures and investments.

The Company’s obligations under the Credit Facility are guaranteed by certain of its existing and future subsidiaries and secured by substantially all of the assets of the Company and such subsidiaries.

The Credit Facility bears an interest rate of between LIBOR plus 225 basis points and LIBOR plus 275 basis points per annum, based on the Company’s consolidated leverage ratio, as defined in the Credit Agreement.

The Credit Facility contains certain financial covenants, which, among other things, require the maintenance of a total leverage ratio (total indebtedness to EBITDA) not to exceed 2.75 to 1.00 and an interest coverage ratio (EBITDA to cash interest expense) not to be less than 3.0 to 1.0.

The Company may prepay the Credit Facility in whole or in part at any time without premium or penalty, subject to certain reimbursements to the lenders for breakage and redeployment costs.

The description of the Credit Facility contained herein is a summary of the material terms and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01          Other Information.

The Company issued a news release on April 26, 2011, announcing the Credit Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01          Financial Statements and Exhibits.

              (c)   Exhibits

Exhibit Number	Description

10.1
Credit Agreement, dated as of April 20, 2011, among DealerTrack Holdings, Inc., JPMorgan Chase Bank, N.A. as Administrative Agent, the several lenders from time to time party thereto and Keybank National Association as Syndication Agent.

99.1	Press release issued by the Company dated April 26, 2011.

(d)  Exhibits.

Exhibit No.	Description
10.1	EX-10.1: CREDIT AGREEMENT
99.1	EX-99.1: PRESS RELEASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2011

DealerTrack Holdings, Inc.

By: /s/ Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	EX-10.1: CREDIT AGREEMENT
99.1	EX-99.1: PRESS RELEASE